May 1, 2017

STRATEGIC FUNDS, INC.

- DREYFUS CONSERVATIVE ALLOCATION FUND

- DREYFUS MODERATE ALLOCATION FUND

- DREYFUS GROWTH ALLOCATION FUND

Supplement to Summary Prospectuses and

Statutory Prospectus dated December 30, 2016

The Board of Directors of Strategic Funds, Inc. (the “Company”) has approved the liquidation of Dreyfus Conservative Allocation Fund, Dreyfus Moderate Allocation Fund and Dreyfus Growth Allocation Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Company, effective on or about July 25, 2017 (the “Liquidation Date”).  Before the Liquidation Date, and at the discretion of Fund management, each Fund will redeem the shares it holds of underlying funds and will cease to pursue its investment objective and policies.  The liquidation of each Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about May 22, 2017 (the “Closing Date”), the Funds will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans) if the Fund is established as an investment option under the plans before the Closing Date.  Each Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Dreyfus Automatic Asset Builder® no longer will be accepted as of July 11, 2017.  However, subsequent investments by Dreyfus-sponsored Individual Retirement Accounts and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer and Dreyfus Automatic Asset Builder® will be accepted on or after July 11, 2017.

Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund (“GGSMMF”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-DREYFUS.

AFSTK0517